BRIGHTHOUSE FUNDS TRUST I	SUMMARY PROSPECTUS May 1, 2020

PanAgora Global Diversified Risk Portfolio

Class B Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, reports to shareholders, and other information about the Portfolio (including the documents listed below) online at www.brighthousefinancial.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@brighthousefinancial.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2020, as supplemented from time to time, and the Portfolio’s consolidated financial statements for the year ended December 31, 2019, including the notes to the consolidated financial statements, the consolidated financial highlights and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Portfolio, dated December 31, 2019, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased Contracts (as defined below) from insurance companies, including insurance companies affiliated with Brighthouse Investment Advisers, LLC, and is not intended for use by other investors.

IMPORTANT NOTICE: Delivery of paper Portfolio reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, at the election of your insurance provider, you may not receive paper copies of the Portfolio’s annual and semiannual reports in the mail from the insurance provider that offers your Contract unless you specifically request it. Instead, they will be available on a website, and your insurance provider will notify you by mail whenever a new one is available, and provide you with a website link to access the report.

If you wish to continue to receive paper reports free of charge after January 1, 2021, please contact your insurance provider. If you choose this option, you will receive paper reports for all portfolios in which you are invested.

If you already receive these reports electronically, no action is required.

Investment Objective

Seeks total return.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class B
Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.02%

Total Annual Portfolio Operating Expenses	1.12%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$114	$356	$617	$1,363

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

PanAgora Asset Management, Inc. (“PanAgora” or “Subadviser”), the subadviser to the Portfolio, pursues an investment strategy designed to generate returns from a combination of asset classes with diversified risk characteristics. PanAgora will allocate the Portfolio’s assets among equities, fixed-income instruments and commodities. PanAgora will allocate the Portfolio’s assets among these asset classes in an effort to diversify the Portfolio’s risk over three areas: equity risk, fixed-income risk and inflation risk. The Portfolio’s risk diversified strategy is managed to target an annualized volatility level of 10% as discussed below.

In allocating assets among the different classes, PanAgora follows a proprietary “Risk Parity” approach, which seeks to balance the allocation of risk across asset classes (as measured by forecasted volatility, marginal contribution to volatility, estimated potential loss, and other proprietary measures) when building the Portfolio. For example, the Portfolio will generally allocate a greater portion of its assets to a lower risk asset class, such as developed market bonds, than to a higher risk asset class, such as global equities. In its “neutral” position, the Portfolio’s assets will be allocated among the different asset classes in an attempt to diversify the Portfolio’s risk exposure so that the anticipated contribution of each asset class to the overall risk of the Portfolio will be approximately as follows: 40% from equity risk; 40% from fixed income risk; and 20% from inflation risk. However, there is no assurance that this targeted contribution of risk from each asset class can be achieved. Because of the difference in the amount of risk inherent in these asset classes, the percentage of the Portfolio’s assets allocated to each asset class is likely to be significantly different from the targeted risk expected from that asset class. PanAgora also expects to tactically vary the Portfolio’s allocation to the asset classes depending on market conditions, which will cause the Portfolio to deviate from its neutral position. The targeted overall risk level of the Portfolio may also be increased or decreased by PanAgora, depending on market conditions. Additionally, market movements are likely to change the risk levels and risk allocation of the Portfolio.

Following are the instruments expected to be utilized, either through direct investment in physical securities or through derivative instruments, including primarily futures and swaps on futures, to gain exposure to the different areas of risk:

Exposure to equity risk:    global developed markets large-cap equities, global emerging markets equities, U.S. mid-cap equities, and U.S. small cap equities.

Exposure to fixed income risk:    global developed market bonds.

Exposure to inflation risk:    global inflation linked government bonds, including Treasury Inflation Protected Securities (“TIPS”), commodity futures and swaps, and emerging markets currencies, including through cash bonds and currency forwards.

The Portfolio may also invest in exchange-traded funds (“ETFs”), exchange-traded notes, and money market instruments.

PanAgora will normally target an annualized volatility level for the Portfolio of 10%; however, the actual or realized volatility for longer or shorter periods may be materially higher or lower depending on market conditions, and therefore the Portfolio’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High volatility may result from rapid and dramatic price swings. PanAgora may also, under certain exceptional market conditions, target a lower volatility level for the Portfolio. While PanAgora attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will achieve the targeted volatility.

The Portfolio is non-diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio.

The Portfolio has no geographic limits on where its investments may be located or where its assets may be exposed, except that its investments in (and exposure to) fixed income securities will be limited to those issued by governments or corporate entities located in developed markets. The Portfolio may invest in or have exposure to equity securities of companies of any market capitalization.

As a result of the Portfolio’s use of derivative instruments, the Portfolio may at times have leveraged exposure to one or more asset classes. The Portfolio’s use of futures contracts, forward contracts, swaps and certain other derivative instruments will have the effect of economic leverage. Economic leverage magnifies exposure to the swings in prices of the asset class underlying those instruments and results in increased volatility, which means the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio does not use derivative instruments that have a leveraging effect. Leveraging also tends to magnify, sometimes significantly, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be volatile. There is no assurance that the Portfolio’s use of derivative instruments providing enhanced exposure will enable the Portfolio to achieve its investment objective. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder impose certain limitations on the Portfolio’s ability to use leverage.

The Portfolio may allocate up to 25% of its total assets to its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”), in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. PanAgora also manages the assets of the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in other commodity-related instruments such as financial futures, option and swap contracts, equity and fixed income securities, cash and cash equivalents, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments

PanAgora Global Diversified Risk Portfolio

intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Portfolio. The Portfolio is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

A significant portion of the assets of the Portfolio may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities (including U.S. Treasury bills), U.S. Government agency securities, investment grade corporate obligations, Eurodollar obligations, bankers’ acceptances, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the derivative positions the Portfolio takes and also earn income for the Portfolio. While the Portfolio normally does not engage in borrowing, leverage will be created when the Portfolio engages in futures transactions or uses certain other derivative instruments.

Principal Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. In addition, there can be no assurance that employing a “risk balanced” approach will achieve any particular level or return or will, in fact, reduce volatility or potential loss.

Volatility Management Risk.    Although PanAgora attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that PanAgora will be successful in managing the Portfolio’s overall level of volatility. The Portfolio may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by PanAgora to manage volatility, the implementation of those strategies by PanAgora or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by PanAgora may also result in less favorable performance than if such strategies had not been used. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forego some of the returns that can be associated with periods of rising equity values.

Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.

Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon PanAgora’s analysis of various factors and the mix of asset classes that results from such analysis, which may prove incorrect. The Portfolio may experience losses or poor relative performance if PanAgora allocates a significant portion of the Portfolio’s assets to an asset class that does not perform relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.

Derivatives Risk.    The Portfolio will primarily invest in derivatives, such as futures and forward contracts, and swaps, to seek exposure to certain asset classes and enhance returns. To a lesser extent, the Portfolio may also invest in derivatives to “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks, as well as increase transaction costs. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.

Leveraging Risk.    Derivatives and other transactions that give rise to leverage may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging also may require that the Portfolio liquidate portfolio securities when it is not advantageous to do so to satisfy its obligations or to

PanAgora Global Diversified Risk Portfolio

meet segregation requirements. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed. Leverage can create an interest expense that would lower the Portfolio’s overall returns. There can be no guarantee that a leveraging strategy will be successful.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

Commodities Risk.    Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Portfolio’s ability to invest in commodity-linked derivative instruments may be limited by the Portfolio’s intention to qualify as a regulated investment company, and could adversely affect the Portfolio’s ability to so qualify.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.

Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.

Investment Company and Exchange-Traded Fund Risk.    An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things,

PanAgora Global Diversified Risk Portfolio

they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.

Non-Diversification Risk.    Because the Portfolio invests in a small number of issuers, its value will be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issuers than would be the value of a portfolio that invests in a larger number of issuers.

Subsidiary Risk.    By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Portfolio. The Portfolio’s ability to invest in the Subsidiary will potentially be limited by the Portfolio’s intention to qualify as a regulated investment company, and might adversely affect the Portfolio’s ability to so qualify.

Tax Risk.    In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Portfolio must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Portfolio’s pursuit of its investment strategies will potentially be limited by the Portfolio’s intention to qualify for such treatment and could adversely affect the Portfolio’s ability to so qualify. The Portfolio can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Portfolio were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Portfolio would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Portfolio’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

Year-by-Year Total Return for Class B Shares as of

December 31 of Each Year

Highest Quarter	1st – 2019	11.35%
Lowest Quarter	2nd – 2015	-5.22%

Average Annual Total Return as of December 31, 2019

	1 Year	5 Years	Since Inception	Inception Date
Class B	21.99%	5.92%	6.13%	04-14-14
Dow Jones Moderate Index (reflects no deduction for mutual fund fees or expenses)	18.60%	6.61%	6.59%	—

Management

Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.

Subadviser.    PanAgora Asset Management, Inc., is the subadviser to the Portfolio.

Portfolio Managers.    Edward Qian, Ph.D., CFA, Chief Investment Officer, Head of Research—Multi Asset, and lead Portfolio Manager, and Bryan Belton, CFA, Managing Director—Multi Asset, and Portfolio Manager, each with PanAgora, have managed the Portfolio since its inception in 2014. Jon Beaulieu, CFA, Director—Multi Asset, and Portfolio Manager, with PanAgora, has managed the Portfolio since May 2020.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.

PanAgora Global Diversified Risk Portfolio

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

PanAgora Global Diversified Risk Portfolio